UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2010

APEXTALK HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 228-2829
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

Share Transfer Agreement

On June 18, 2010 (the “Date of Execution”), with the approval of its board of directors, Apextalk Holdings, Inc. (the “Company”) entered into a share transfer agreement (the “Share Transfer Agreement”) with Ms. Weiling Liang who owned 49% of the issued and outstanding common shares of Guangdong Yi An Investment Consulting Co., Ltd (“Yi An”), a company organized under Chinese laws and engaged in financial consulting, investment advisory, management consulting, and business information consulting. Pursuant to the Share Transfer Agreement, Weiling Liang will transfer 39% of Yi An’s issued and outstanding common shares to the Company at an aggregate purchase price of RMB 21,642,615.52 (approximately $3,182,738) (the “Purchase Price”), which shall be paid in full within 720 days following the Date of Execution.

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.1 in Mandarin, and Exhibit 10.2 in English, to this Current Report on Form 8-K and incorporated herein by reference.

Stock Purchase Agreement

On September 9, 2010, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Champion Investors (China), Ltd (the “Purchaser”), a New York company, pursuant to which the Company agreed to issue to the Purchaser a total of 833,333 shares of newly issued common stock at a purchase price of $2.40 per share, equal to $2,000,000 in the aggregate.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.3, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

None.

(d)  Exhibits.

EXHIBIT	DESCRIPTION

Exhibit 10.1	Share Transfer Agreement, dated June 18, 2010, by and between the Apextalk Holdings, Inc. and Weiling Liang

Exhibit 10.2	English translation of the Share Transfer Agreement, dated June 18, 2010, by and between the Apextalk Holdings, Inc. and Weiling Liang

Exhibit 10.3	Stock Purchase Agreement, dated September 9, 2010, by and between the Apextalk Holdings, Inc. and Champion Investors (China), Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDING, INC.

Date: September 14, 2010	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer